BLACKROCK FUNDSSM

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Energy & Resources Portfolio

(each a “Fund” and collectively the “Funds”)

Supplement dated February 26, 2013 to the

Prospectus dated January 28, 2013

Effective March 11, 2013, the Funds’ prospectus is hereby amended to provide that BlackRock International Limited will serve as sub-adviser to each Fund and that Robin Batchelor and Poppy Allonby, CFA, will serve as co-portfolio managers of each Fund. The following changes are made to the prospectus:

In the “Fund Overview” section for each Fund, the subsection entitled “Investment Manager” is amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Fund’s Sub-Adviser.

In the “Fund Overview” section for each Fund, the subsection entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robin Batchelor	2013	Managing Director of BlackRock, Inc.
Poppy Allonby, CFA	2013	Managing Director of BlackRock, Inc.

The section in the prospectus captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team” as it relates to each Fund is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of financial professionals. Robin Batchelor and Poppy Allonby, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The “Management of the Funds” section is amended to add the following with respect to each Fund:

BlackRock has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995 and an affiliate of BlackRock, under which BlackRock pays BIL for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of the Fund’s portfolio.

In addition, the section in the prospectus captioned “Management of the Funds— Portfolio Manager Information” as it relates to each Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Robin Batchelor	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2013	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007.
Poppy Allonby, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011.

Shareholders should retain this Supplement for future reference.